UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1806

Waddell & Reed Advisors Vanguard Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
June 30, 2005

Waddell & Reed Advisors Vanguard Fund

CONTENTS
3	President's Letter
5	Manager's Discussion
8	Illustration of Fund Expenses
10	Portfolio Highlights
11	Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Income Tax Information
28	Directors and Officers
33	Annual Privacy Notice
35	Proxy Voting Information
36	Quarterly Portfolio Schedule Information
37	Householding Notice
38	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Vanguard Fund, Inc. prospectus and current Fund performance information.

President's Letter
      June 30, 2005

Dear Shareholder:

Enclosed is our report on your Fund's operations for the 12 months ended June 30, 2005. The 12-month period saw solid results for most investors. Stocks ended the period higher, with the S&P 500 returning 6.33 percent. Bonds overall, also, showed good results, with the Citigroup Broad Investment Grade Index rising 7.00 percent over the past 12 months.

Economic fundamentals were quite good. Corporate earnings remained solid. Gross domestic product (GDP) in the United States averaged 4 percent annualized growth through 2004, 3.8 percent in the first quarter of 2005, and estimates for the second calendar quarter of 2005 are for growth at 3 to 3.5 percent. Despite rising financial markets, investors generally remained cautious, bothered apparently by rising energy prices and interest rates, the potential for accelerating inflation, and a declining U.S. dollar.

The Federal Reserve initiated a series of increases in short-term interest rates during the period. The Fed enacted five quarter-point increases in the last half of calendar 2004 and four more between January and June of 2005, taking short-term rates from a very low level of 1 percent up to 3.25 percent. Recent public statements by the Federal Reserve indicate that additional increases may be forthcoming.

Despite the rising short-term interest rates and higher oil prices, we continue to feel the economy is doing quite well. Real economic growth of around 3 percent for the rest of calendar 2005, with a nominal growth (after inflation) of around 6 percent, seems likely, in our view. History suggests that corporate profits tend to grow in line with growth in the economy, and stocks generally follow the growth in profits. It now appears that S&P 500 profits could potentially rise in the area of 10 percent for all of 2005. Equities have been sluggish in the first six months of 2005, actually down slightly. We believe that some catch-up with profit growth appears probable.

Regardless of short-term setbacks brought on by economic or geopolitical events - and although past performance is no guarantee of future results - stocks have historically continued to rise over time. And, through appropriate diversification, you can potentially provide more balance to your portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized investment plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,

Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Manager's Discussion of Vanguard Fund
      June 30, 2005

An interview with Daniel P. Becker, CFA, portfolio manager of Waddell & Reed Advisors Vanguard Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended June 30, 2005.

How did the Fund perform during the last fiscal year?

The Class A shares of the Fund increased 7.32 percent (before the impact of any sales charges). This compared with the Russell 1000 Growth Index (reflecting the performance of securities that generally represent the stock market), which increased 1.67 percent during the period, and the Lipper Large-Cap Growth Funds Universe Average (generally representing the performance of the universe of funds with similar investment objectives), which increased 2.95 percent during the period. The Russell 1000 Growth Index replaces the S&P 500 Index in this year's report. We believe that the new index provides a more accurate basis for comparing the Fund's performance to the types of securities in which the Fund invests. Both indexes are presented in this year's report for comparison purposes. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected performance relative to the benchmark index during the fiscal year?

We believe that much of the positive performance was generated by strong stock selection, specifically in the technology, health care and financial services sectors. In our view, the economic environment, especially during the latter part of the fiscal year, provided a better setting for the large-cap growth asset class, bringing opportunities for "franchise" growth companies to potentially do well. The Fund focuses on these types of larger companies, and we believe that, for the first time in approximately five years, we are seeing strong opportunities for the large growth sector. We feel that the Fund remains well positioned to take advantage of these potential opportunities.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The Fund's performance was positively influenced by the rebound in the general economy. The large-cap growth asset class had been a difficult place to invest in the recent past. Many of the top growth companies of the late 1990s have failed to continue to grow revenues and profits at acceptable rates, prompting a decline in popularity in these companies. Now, several years into the economic recovery, it appears that some of the largest companies are growing again and are starting to regain popularity. We believe that many aspects of the economy are in very good shape. Interest rates are still relatively low, and many companies are experiencing strong levels of profitability. Given this, we feel that we could potentially see a change in performance patterns between small-cap and large-cap asset classes, and between value and growth styles. The timing is always uncertain, but we feel that things may be getting better for our style of investing.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our strategy, as always, remains steadfast. We focus on what we feel are dominant, well-capitalized companies that we believe can take a structurally advantaged competitive position and potentially produce sustained high levels of profitability and growth. As the economic recovery matures and aggregate earnings growth slows, we believe quality and sustainability will be valued more highly than they have been in the past.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?

As mentioned above, we focus on what we feel are large, dominant, growth-oriented companies. Specifically, during the fiscal year, we focused primarily on the technology, health care and financial services sectors.

Over the next fiscal year, we anticipate further increases in short-term interest rates and a moderate slowing in economic growth. We believe that select companies that may be able to grow steadily at rates above the general economy, while generating good profitability, have never been more attractive. We intend to focus on companies that we believe possess the potential for high levels of profitability and revenue growth in several different sectors, including financial services, technology, biotechnology and consumer services.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of $10,000 Investment

Waddell & Reed Advisors Vanguard Fund, Inc., Class A Shares (1)	$18,869
S&P 500 Index	$23,900
Russell 1000 Growth Index	$18,740
Lipper Large-Cap Growth Funds Universe Average	$19,105

		W&R ADVISORS VANGUARD FUND CLASS A SHARES	S&P 500 INDEX	RUSSELL 1000 GROWTH INDEX	LIPPER LARGE-CAP GROWTH FUNDS UNIVERSE AVERAGE

SEPT	1995	9,425	10,000	10,000	10,000
SEPT	1996	9,764	12,033	12,138	11,776
SEPT	1997	12,068	16,907	16,547	15,788
SEPT	1998	12,522	18,446	18,382	16,732
SEPT	1999	17,123	23,575	24,795	22,816
SEPT	2000	25,839	26,697	30,590	29,648
JUNE	2001	18,012	22,958	20,654	21,327
JUNE	2002	15,085	18,821	15,184	16,162
JUNE	2003	14,999	18,871	15,637	16,008
JUNE	2004	17,581	22,478	18,432	18,558
JUNE	2005	18,869	23,900	18,740	19,105

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 6-30-05	1.15%	2.19%	6.31%	7.82%
5-year period ended 6-30-05	-7.43%	-7.63%	-7.40%	-6.00%
10-year period ended 6-30-05	7.52%	-	-	-
Since inception of Class (3) through 6-30-05	-	-0.20%	0.00%	7.53%

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Illustration of Fund Expenses

Vanguard Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2005.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended June 30, 2005	Beginning Account Value 12-31-04	Ending Account Value 6-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,032	1.23%	$6.20
Class B	1,000	1,026	2.36	11.86
Class C	1,000	1,027	2.26	11.38
Class Y	1,000	1,035	0.88	4.41
Based on 5% Return (2)
Class A	$1,000	$1,019	1.23%	$6.16
Class B	1,000	1,013	2.36	11.79
Class C	1,000	1,014	2.26	11.31
Class Y	1,000	1,020	0.88	4.38

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2005, and divided by 365.

(1) This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2) This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF VANGUARD FUND

Portfolio Highlights

On June 30, 2005, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $1,755,150,261 invested in a diversified portfolio of:

99.52%	Common Stocks
0.48%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on June 30, 2005, your Fund owned:

Health Care Stocks	$27.10
Financial Services Stocks	$20.69
Technology Stocks	$15.48
Multi-Industry Stocks	$10.79
Retail Stocks	$7.52
Energy Stocks	$5.36
Business Equipment and Services Stocks	$5.06
Miscellaneous Stocks	$3.14
Consumer Nondurables Stocks	$2.26
Raw Materials Stocks	$2.12
Cash and Cash Equivalents	$0.48

The Investments of Vanguard Fund
June 30, 2005
COMMON STOCKS	Shares	Value

Business Equipment and Services - 1.26%
Robert Half International Inc.	888,415	$22,183,723
Staples, Inc.	27	575
		22,184,298
Chemicals - Petroleum and Inorganic - 2.12%
Monsanto Company	591,700	37,200,179

Computers - Micro - 3.00%
Dell Inc.*	1,336,234	52,707,750

Computers - Peripherals - 5.01%
Microsoft Corporation	2,511,100	62,338,058
SAP Aktiengesellschaft, ADR	592,550	25,657,415
		87,995,473
Consumer Electronics - 0.99%
Harman International Industries, Incorporated	212,672	17,302,994

Defense - 2.42%
General Dynamics Corporation	387,700	42,468,658

Electronic Components - 5.05%
Intel Corporation	1,249,300	32,513,033
Maxim Integrated Products, Inc.	50	1,909
Microchip Technology Incorporated	1,894,455	56,189,535
Xilinx, Inc.	50	1,274
		88,705,751
Finance Companies - 6.73%
SLM Corporation	2,324,250	118,071,900

Health Care - Drugs - 11.02%
Alcon, Inc.	653,000	71,405,550
Genentech, Inc.*	905,300	72,677,484
Gilead Sciences, Inc.*	1,121,600	49,344,792
		193,427,826
Health Care - General - 6.45%
DENTSPLY International Inc.	287,000	15,499,435
Johnson & Johnson	928,100	60,326,500
Zimmer Holdings, Inc.*	491,250	37,418,513
		113,244,448
Hospital Supply and Management - 9.63%
Medtronic, Inc.	972,300	50,355,417
Stryker Corporation	182,800	8,693,968
UnitedHealth Group Incorporated	2,110,000	110,015,400
		169,064,785
Household - General Products - 2.26%
Procter & Gamble Company (The)	751,900	39,662,725

Leisure Time Industry - 1.03%
Carnival Corporation	331,324	18,073,724

Multiple Industry - 10.79%
General Electric Company	1,392,112	48,236,681
Google Inc., Class A*	326,200	95,950,099
Las Vegas Sands, Inc.*	380,600	13,606,450
Research In Motion Limited*	426,800	31,482,902
		189,276,132
Petroleum - Services - 5.36%
Smith International, Inc.	1,476,177	94,032,475

Retail - Food Stores - 4.15%
Walgreen Co.	1,583,470	72,823,785

Retail - Specialty Stores - 3.37%
Best Buy Co., Inc.	475,200	32,574,960
Home Depot, Inc. (The)	681,600	26,514,240
		59,089,200
Security and Commodity Brokers - 13.96%
American Express Company	407,900	21,712,517
Chicago Mercantile Exchange Holdings Inc.	323,965	95,731,657
Goldman Sachs Group, Inc. (The)	351,400	35,849,828
Legg Mason, Inc.	697,375	72,603,711
Moody's Corporation	426,200	19,161,952
		245,059,665
Timesharing and Software - 3.80%
Automatic Data Processing, Inc.	780,500	32,757,585
Paychex, Inc.	1,044,200	33,952,163
		66,709,748
Trucking and Shipping - 1.12%
Expeditors International of Washington, Inc.	392,600	19,553,443

TOTAL COMMON STOCKS - 99.52%		$1,746,654,959

(Cost: $1,400,132,003)

SHORT-TERM SECURITIES	Principal Amount in Thousands

Capital Equipment - 0.23%
Deere (John) Capital Corporation,
3.33%, 7-26-05	$4,000	3,990,750

Household - General Products - 0.68%
Fortune Brands Inc.,
3.4%, 7-1-05	7,710	7,710,000
Procter & Gamble Company (The),
3.37%, 7-1-05	4,323	4,323,000
		12,033,000

TOTAL SHORT-TERM SECURITIES - 0.91%		$16,023,750

(Cost: $16,023,750)

TOTAL INVESTMENT SECURITIES - 100.43%		$1,762,678,709

(Cost: $1,416,155,753)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.43%)		(7,528,448)

NET ASSETS - 100.00%		$1,755,150,261

Notes to Schedule of Investments
*No dividends were paid during the preceding 12 months.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      VANGUARD FUND
      June 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $1,416,156) (Notes 1 and 3)	$1,762,679
Cash	-	*
Receivables:
Investment securities sold	16,237
Dividends and interest	1,222
Fund shares sold	1,104
Prepaid and other assets	81

Total assets	1,781,323

LIABILITIES
Payable to Fund shareholders	16,437
Payable for investment securities purchased	8,778
Accrued shareholder servicing (Note 2)	435
Accrued service fee (Note 2)	318
Accrued management fee (Note 2)	33
Accrued accounting services fee (Note 2)	22
Accrued distribution fee (Note 2)	21
Other	129

Total liabilities	26,173

Total net assets	$1,755,150

NET ASSETS
$1.00 par value capital stock:
Capital stock	$199,189
Additional paid-in capital	1,171,268
Accumulated undistributed income (loss):
Accumulated undistributed net investment loss		(84)
Accumulated undistributed net realized gain on investment transactions	38,254
Net unrealized appreciation in value of investments	346,523

Net assets applicable to outstanding units of capital	$1,755,150

Net asset value per share (net assets divided by shares outstanding):
Class A	$8.83
Class B	$8.23
Class C	$8.26
Class Y	$9.00
Capital shares outstanding:
Class A	186,063
Class B	6,726
Class C	2,063
Class Y	4,337
Capital shares authorized	600,000

*Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      VANGUARD FUND
      For the Fiscal Year Ended June 30, 2005
      (In Thousands)

INVESTMENT LOSS
Income (Note 1B):
Dividends (net of foreign withholding taxes of $101)	$21,607
Interest and amortization	523

Total income	22,130

Expenses (Note 2):
Investment management fee	11,903
Shareholder servicing:
Class A	4,211
Class B	359
Class C	94
Class Y	56
Service fee:
Class A	3,989
Class B	139
Class C	45
Distribution fee:
Class A	123
Class B	418
Class C	135
Accounting services fee	260
Legal fees	87
Custodian fees	75
Audit fees	26
Other	349

Total expenses	22,269

Net investment loss	(139)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	164,172
Unrealized depreciation in value of investments during the period	(44,947)

Net gain on investments	119,225

Net increase in net assets resulting from operations	$119,086

See Notes to Financial Statements.

Statement of Changes in Net Assets
      VANGUARD FUND
      (In Thousands)

	For the fiscal year ended June 30,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(139)	$(11,083)
Realized net gain on investments	164,172	131,511
Unrealized appreciation (depreciation)	(44,947)	149,214

Net increase in net assets resulting from operations	119,086	269,642

Distributions to shareholders from (Note 1E): (1)
Net investment income:
Class A	(2,637)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(189)	(-)
Realized gains on investment transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(2,826)	(-)

Capital share transactions (Note 5)	(248,917)	71,045

Total increase (decrease)	(132,657)	340,687
NET ASSETS
Beginning of period	1,887,807	1,547,120

End of period	$1,755,150	$1,887,807

Undistributed net investment loss	$(84)	$(63)

(1)See "Financial Highlights" on pages 17 - 20.

See Notes to Financial Statements.

Financial Highlights
      VANGUARD FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		9-30-00

Net asset value, beginning of period	$8.24	$7.03	$7.07	$8.46	$14.17		$10.11

Income (loss) from investment operations:
Net investment income (loss)	0.00	(0.05)	(0.02)	(0.01)	(0.02)		(0.07)
Net realized and unrealized gain (loss) on investments	0.60	1.26	(0.02)	(1.36)	(3.92)		5.00

Total from investment operations	0.60	1.21	(0.04)	(1.37)	(3.94)		4.93

Less distributions:
From net investment income	(0.01)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
From capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(1.51)		(0.87)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.26)		(0.00)

Total distributions	(0.01)	(0.00)	(0.00)	(0.02)	(1.77)		(0.87)

Net asset value, end of period	$8.83	$8.24	$7.03	$7.07	$8.46		$14.17

Total return (1)	7.32%	17.21%	-0.57%	-16.25%	-30.29%		50.91%
Net assets, end of period (in millions)	$1,644	$1,771	$1,474	$1,568	$2,034	$2,979
Ratio of expenses to average net assets	1.23%	1.22%	1.29%	1.21%	1.11	% (2)	1.04%
Ratio of net investment income (loss) to average net assets	0.03%	-0.56%	-0.31%	-0.14%	-0.23	% (2)	-0.48%
Portfolio turnover rate	101%	137%	77%	59%	101%		64%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

Financial Highlights
      VANGUARD FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the period from 10-4-99(1) through
	2005	2004	2003	2002	6-30-01		9-30-00

Net asset value, beginning of period	$7.75	$6.69	$6.83	$8.28	$14.01		$10.43

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.08)	(0.08)	(0.10)	(0.08)		(0.03)
Net realized and unrealized gain (loss) on investments	0.61	1.14	(0.06)	(1.33)	(3.88)		4.48

Total from investment operations	0.48	1.06	(0.14)	(1.43)	(3.96)		4.45

Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
From capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(1.51)		(0.87)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.26)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.02)	(1.77)		(0.87)

Net asset value, end of period	$8.23	$7.75	$6.69	$6.83	$8.28		$14.01

Total return	6.19%	15.85%	-2.05%	-17.33%	-30.84%		44.64%
Net assets, end of period (in millions)	$55	$59	$40	$36	$42		$42
Ratio of expenses to average net assets	2.37%	2.38%	2.68%	2.51%	2.29	% (2)	2.14	% (2)
Ratio of net investment loss to average net assets	-1.11%	-1.72%	-1.70%	-1.43%	-1.39	% (2)	-1.49	% (2)
Portfolio turnover rate	101%	137%	77%	59%	101%		64	% (3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      VANGUARD FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the period from 10-4-99(1) through
	2005	2004	2003	2002	6-30-01		9-30-00

Net asset value, beginning of period	$7.77	$6.70	$6.83	$8.27	$14.01		$10.43

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.06)	(0.04)	(0.08)	(0.09)		(0.03)
Net realized and unrealized gain (loss) on investments	0.62	1.13	(0.09)	(1.34)	(3.88)		4.48

Total from investment operations	0.49	1.07	(0.13)	(1.42)	(3.97)		4.45

Less distributions:
From net investment income	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
From capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(1.51)		(0.87)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.26)		(0.00)

Total distributions	(0.00)	(0.00)	(0.00)	(0.02)	(1.77)		(0.87)

Net asset value, end of period	$8.26	$7.77	$6.70	$6.83	$8.27		$14.01

Total return	6.31%	15.97%	-1.90%	-17.23%	-30.92%		44.64%
Net assets, end of period (in millions)	$17	$20	$12	$8	$7		$8
Ratio of expenses to average net assets	2.25%	2.17%	2.64%	2.50%	2.29	% (2)	2.14	% (2)
Ratio of net investment loss to average net assets	-0.98%	-1.51%	-1.67%	-1.43%	-1.39	% (2)	-1.49	% (2)
Portfolio turnover rate	101%	137%	77%	59%	101%		64	% (3)

(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

Financial Highlights
      VANGUARD FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended June 30,				For the fiscal period ended		For the fiscal year ended
	2005	2004	2003	2002	6-30-01		9-30-00

Net asset value, beginning of period	$8.39	$7.14	$7.15	$8.52	$14.23		$10.13

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.04)	(0.04)	0.01	(0.01)		(0.05)
Net realized and unrealized gain (loss) on investments	0.62	1.29	0.03	(1.36)	(3.93)		5.02

Total from investment operations	0.65	1.25	(0.01)	(1.35)	(3.94)		4.97

Less distributions:
From net investment income	(0.04)	(0.00)	(0.00)	(0.00)	(0.00)		(0.00)
From capital gains	(0.00)	(0.00)	(0.00)	(0.02)	(1.51)		(0.87)
In excess of capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.26)		(0.00)

Total distributions	(0.04)	(0.00)	(0.00)	(0.02)	(1.77)		(0.87)

Net asset value, end of period	$9.00	$8.39	$7.14	$7.15	$8.52		$14.23

Total return	7.82%	17.51%	-0.14%	-15.90%	-30.15%		51.21%
Net assets, end of period (in millions)	$39	$38	$21	$13	$15		$20
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.87%	0.84	% (1)	0.82%
Ratio of net investment income (loss) to average net assets	0.38%	-0.20%	0.08%	0.21%	0.04	% (1)	-0.26%
Portfolio turnover rate	101%	137%	77%	59%	101%		64%

(1)Annualized.

See Notes to Financial Statements.

Notes to Financial Statements
      June 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Vanguard Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Securities Transactions.
C. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
D. Federal income taxes - It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
E. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2005, $2,943,691 was reclassified to accumulated undistributed net investment loss, $2,826,085 was reclassified to accumulated undistributed net realized gain on investment transactions and $117,606 was reclassified to additional paid-in capital. Net investment income and net assets were not affected by these changes.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

Accounting Services Fee

Average Net Asset Level (in millions)			Annual Fee Rate for Each Level

From	$0 to	$10	$0
From	$10 to	$25	$11,500
From	$25 to	$50	$23,100
From	$50 to	$100	$35,500
From	$100 to	$200	$48,400
From	$200 to	$350	$63,200
From	$350 to	$550	$82,500
From	$550 to	$750	$96,300
From	$750 to	$1,000	$121,600
	$1,000 and Over		$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,743,577. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the period ended June 30, 2005, W&R received $41, $126,573 and $4,359 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,865,866 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $93,644, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended June 30, 2005, that amount was $1,280.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Securities Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $1,756,529,764, while proceeds from maturities and sales aggregated $2,014,378,015. Purchases of short-term securities aggregated $2,312,804,172, while proceeds from maturities and sales aggregated $2,326,786,797. No U.S. government obligations were purchased or sold during the fiscal year ended June 30, 2005.

For Federal income tax purposes, cost of investments owned at June 30, 2005 was $1,417,090,407, resulting in net unrealized appreciation of $345,588,302, of which $369,396,870 related to appreciated securities and $23,808,568 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2005 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$-
Distributed ordinary income	-
Undistributed ordinary income	-

Realized long-term capital gains	42,014,834
Distributed long-term capital gains	2,826,085
Undistributed long-term capital gains	39,188,749

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended June 30,

	2005	2004

Shares issued from sale of shares:
Class A	17,978	51,083
Class B	1,263	3,610
Class C	756	2,410
Class Y	694	3,850
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	303	-
Class B	-	-
Class C	-	-
Class Y	22	-
Shares redeemed:
Class A	(47,103)	(45,828)
Class B	(2,166)	(2,035)
Class C	(1,301)	(1,543)
Class Y	(906)	(2,228)

Increase (decrease) in outstanding capital shares	(30,460)	9,319

Value issued from sale of shares:
Class A	$145,800	$403,092
Class B	9,532	26,936
Class C	5,764	17,978
Class Y	5,794	30,784
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,575	-
Class B	-	-
Class C	-	-
Class Y	189	-
Value redeemed:
Class A	(384,566)	(362,909)
Class B	(16,486)	(15,250)
Class C	(9,986)	(11,502)
Class Y	(7,533)	(18,084)

Increase (decrease) in outstanding capital	$(248,917)	$71,045

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Vanguard Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund"), as of June 30, 2005, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of June 30, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and its financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
August 12, 2005

Income Tax Information

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

		PER-SHARE AMOUNTS REPORTABLE AS:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

		Class A
12-15-04	$0.0130	$-	$-	$0.0130	$-	$-	$0.0130

		Class B
12-15-04	$-	$-	$-	$-	$-	$-	$-

		Class C
12-15-04	$-	$-	$-	$-	$-	$-	$-

		Class Y
12-15-04	$0.0440	$-	$-	$0.0440	$-	$-	$0.0440

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Vanguard Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Vanguard Fund, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (57)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School (1988 to present); Dean, Washburn Law School (1988 to 2001)
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (66)

4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. (1980 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, Salvation Army

David P. Gardner (72)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: retired
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp.; Director, Salzburg Seminar

Linda K. Graves (51)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: Shareholder/attorney, Levy & Craig PC (1994 to present) (currently on leave of absence); First Lady of Kansas (1995 to 2003)
Other Directorships held by Director: Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (38)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to present); Adjunct Professor, University of Oklahoma Law School (1997 to present); Managing Member, Harroz Investments, LLC, commercial enterprise investments (1998 to present)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (1995 to 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp.

Glendon E. Johnson (81)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1971
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Frank J. Ross, Jr. (52)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm (1980 to present)
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 72
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (1980 to 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (69)

6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1971
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Retired
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to 2003); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board, Director and President; formerly, Vice President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001; Chairman of the Board of Directors since 2005
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR (2005 to present); Chief Investment Officer and President of WDR (1998 to 2005); President and Chief Executive Officer of WRIMCO (1993 to present); Chairman of WRIMCO (2005 to present); Chief Investment Officer of WRIMCO (1991 to 2005); President, Chairman and Chief Executive Officer of Ivy Investment Management Company (IICO), an affiliate of WDR (2002 to present); Chief Investment Officer of IICO, (2002 to 2005); President of each of the Funds in the Advisors Fund Complex (2001 to present); President of Ivy Funds, Inc. (2001 to present); President of Ivy Funds (2002 to present)
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (62)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Treasurer and Principal Accounting Officer of each of the Funds in the Fund Complex (1976 to present); Vice President of each of the Funds in the Fund Complex (1987 to present); Principal Financial Officer of each of the Funds in the Fund Complex (2002 to present); Vice President of Ivy Funds (2002 to present); Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds (2003 to present); Assistant Treasurer of Ivy Funds (2002 to 2003); Vice President of WRSCO (1988 to 2001)
Directorships held: None

Kristen A. Richards (37)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO (2002 to present); Vice President and Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Secretary of Ivy Funds (2002 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000)
Directorships held: None

Daniel C. Schulte (39)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Vice President, General Counsel and Assistant Secretary of WRIICO (2002 to present); Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex (2000 to present); Vice President and Assistant Secretary of Ivy Funds (2002 to present); Assistant Secretary of WDR (1998 to 2000)
Directorships held: None

Scott Schneider (37)

6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex (2004 to present); formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (2000 to 2004)
Directorships held: None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Group of Mutual Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL or (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1005A (6-05)

ITEM 2. CODE OF ETHICS

(a)

As of June 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$19,900
	2005	21,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$1,600
	2005	1,700

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$2,000
	2005	2,100

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$2,534
	2005	1,960

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$6,134 and $5,760 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $149,072 and $217,042 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Vanguard Fund, Inc.
(Registrant)

By	/s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date September 6, 2005

By	/s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date September 6, 2005